UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



         Date of Report (Date of earliest event reported): March 6, 2000



                               CALPINE CORPORATION

                            (A Delaware Corporation)
                        Commission File Number: 033-73160
                  I.R.S. Employer Identification No. 77-0212977




                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115






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ITEM 5.  OTHER EVENTS

     On March 6, 2000, Calpine Corporation, a Delaware Corporation, announced that it had entered into a partnership agreement with Cleco Midstream Resources to participate in the Acadia Power Project, with plans to build, own and operate the 1,000-megawatt natural gas-fired generating plant near Eunice, La.

     On March 7, 2000, Calpine Corporation announced plans to purchase a 78.5 percent interest in the 500-megawatt Hidalgo Energy Center, under construction in Edinburg, Texas, from Duke Energy North America for $235 million.

     On March 23, 2000 Calpine Corporation announced plans to build, own and operate the Wawayanda Energy Center, a new 540-megawatt natural gas-fired electricity generation facility to be located near Middletown, N.Y. in Orange County.

     On March 27, 2000, Calpine Corporation reported that recently announced projects put the company ahead of schedule to achieve its current growth objectives. Additionally, the Company responded to an independent newsletter issued March 24, 2000, which portrayed Calpine's financial position in an inaccurate and misleading fashion.



(C)      Exhibits.

     99.0 Press release dated March 6, 2000 announcing joint venture with Cleco to build 1,000-megawatt Energy Center

     99.1 Press release dated March 7, 2000 announcing plans to purchase 78.5% interest in 500-megawatt natural gas-fired energy facility under construction in Edinburg, Texas

     99.2  Press  release  dated  March  23,  2000  announcing   development  of
540-megawatt Wawayanda Energy Center near Middletown, N.Y.

     99.3 Press release dated March 27, 2000 reporting the Company's continued growth and responding to a recent newsletter's incorrect interpretation of the Company's financial results



SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                          CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              ------------------------
                              Charles B. Clark, Jr.
                          Vice President and Controller
                            Chief Accounting Officer
March 29, 2000





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EXHIBIT 99.0

                                             NEWS RELEASE Contact:  408/995-5115
                                     Public Relations:  Katherine Potter,  X1168
                                         Investor Relations: Rick Barraza, X1125


          Calpine Announces Joint Venture With Cleco To Build 1,000-Mw Energy Center To Serve Growing Louisiana Wholesale Power Market

     (SAN JOSE, CALIF.) March 6, 2000--Calpine Corporation [NYSE:CPN], one of the nation's leading independent power companies, today announced that it has entered into a partnership agreement with Cleco Midstream Resources, an affiliate of Pineville, La.-based Cleco Corporation to participate in the Acadia Power Project. The partners plan to build, own and operate the 1,000-megawatt natural gas-fired generating plant near Eunice, La. Cleco announced the energy center in late 1999.

     The proposed $500 million power plant will be designed to help relieve the transmission-constrained Southwest Power Pool market and will provide clean, reliable, competitively priced electricity to approximately one million households. Permitting is under way, and construction is expected to begin in mid-2000.

     "The Acadia Energy Center is an exciting addition to Calpine's central region portfolio," said Calpine Senior Vice President Diana Naylor. "We are honored to have Cleco as our long-term partner for our first Louisiana power plant. Cleco has played a major role in serving the needs of the Louisiana electric market for almost 65 years."

     The Acadia facility will provide a needed source of generation to meet increased power demand in the Southwest Power Pool and the Southeastern Electric Reliability Council. The new project will be developed through the Calpine/Cleco joint venture. Calpine will own a 50 percent stake in the facility and will manage all phases of project development including design, engineering and construction of the facility.

     Cleco Corporation Chairman and CEO Gregory L. Nesbitt stated, "Calpine's commitment to the project clearly shows the potential of our regional market and the strength of Cleco's reputation in the industry."

     Commercial operation for the energy center is expected in June 2002. Power will be sold in the Southwest Power Pool and the Southeastern Electric Reliability Council, which together serve Alabama, Arkansas, Kansas, Louisiana, Mississippi, Missouri, Oklahoma and Tennessee.

     The Acadia facility will utilize the latest combined-cycle combustion turbine design and emission control technology to ensure maximum efficiency while protecting the environment. Siemens-Westinghouse Power Corporation will supply four 501F-D combustion turbines.

     Cleco Corporation is a regional energy services company with headquarters in Pineville, La. It operates a midstream energy business that develops and operates power plants; a non-regulated engineering and line construction business; and a regulated electric utility company that serves about 246,000 customers in Louisiana. For more information, visit its website at www.cleco.com.

     Calpine Corporation is leading independent power company dedicated to generating clean, reliable and competitively priced electricity and thermal energy. Calpine currently has approximately 16,000 megawatts of capacity in operation, under construction or in announced development in 20 states--enough energy to power more than 16 million households. Calpine has headquarters in San Jose, Calif., with regional offices in Pleasanton, Calif.; Houston, Texas; and Boston, Mass. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not


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limited to: (i) changes in government  regulations and anticipated  deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations; (iii) cost estimates are preliminary and actual cost may be higher than estimated (iv) the assurance that the Company will develop additional plants; (v) a competitor's development of a lower-cost generating gas-fired power plant; or (vi) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.


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


EXHIBIT 99.1

                                             NEWS RELEASE Contact:  408/995-5115
                                     Public  Relations:  Katherine  Potter,X1168
                                         Investor Relations: Rick Barraza, X1125




   Calpine To Purchase 78.5% Interest In 500-Megawatt Natural Gas-Fired Energy
                   Facility Under Construction In South Texas

     (SAN JOSE, CALIF.) March 7, 2000 -- Calpine Corporation [NYSE:CPN], one of the nation's leading independent power companies, today announced plans to purchase a 78.5 percent interest in the 500-megawatt Hidalgo Energy Center - under construction in Edinburg, Texas -- from Duke Energy North America for $235 million. The purchase includes a cash payment of $134 million and the assumption of $101 million of debt, which represents the completed cost of the plant.

     The Hidalgo Energy Center will sell power utilizing Calpine's system approach into ERCOT's wholesale market and potentially into the growing markets of northern Mexico. Construction of the facility began in February 1999, and commercial operation is expected in June 2000. Calpine will operate and maintain the plant.

     Calpine is also building a 730-megawatt natural gas-fired facility in Edinburg, to serve the south Texas market. The Magic Valley facility is expected to be on line in the summer of 2001. The Hidalgo and Magic Valley facilities will provide needed power for the growing south Texas power market.

     "We are very pleased to include the Hidalgo Energy Center as a part of our portfolio in Texas," said Calpine's Senior Vice President Diana Naylor. "This acquisition solidifies our strength in ERCOT and specifically the Rio Grande Valley, and allows Calpine to gain efficiencies from the operation of both Edinburg facilities."

     The Rio Grande Valley has experienced extraordinary growth in recent years, and there is a clear need for additional high-quality electricity generation in Hidalgo County and south Texas.

     Hidalgo County is part of one of the nation's fastest-growing metropolitan areas, due in part to the local benefits of economic growth related to increased trade between Mexico and the United States.

     Calpine Corporation is a leading independent power company dedicated to providing customers with reliable and competitively priced electricity and thermal energy. Calpine is active in 20 states, with headquarters in San Jose, Calif. and regional offices in Houston, Texas; Pleasanton, Calif.; and Boston, Mass. Calpine currently has approximately 16,400 megawatts of capacity in operation, under construction or in announced development -- enough energy to power over 16 million households. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations (iii) the assurance that the Company will develop additional plants,
(iv) a competitor's development of a lower-cost generating gas-fired power plant or (v) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.


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


EXHIBIT 99.2

                                             NEWS RELEASE Contact:  408/995-5115
                                     Public Relations:  Katherine Potter,  X1168
                                         Investor Relations: Rick Barraza, X1125


     CALPINE ANNOUNCES DEVELOPMENT OF 540-MEGAWATT WAWAYANDA ENERGY CENTER
      State-of-the-Art Facility to Complement Company's New York Portfolio

     (SAN JOSE, CALIF.) March 23, 2000-Calpine Corporation [NYSE:CPN], the national independent power company, today announced plans to build, own and operate a new 540-megawatt natural gas-fired electricity generation facility to be located near Middletown, N.Y. in Orange County. The proposed Wawayanda Energy Center will represent a $250 million investment. Commercial operation will begin in early 2004.

     In making the announcement, Calpine Senior Vice President Bob Alff stated, "The Wawayanda Energy Center is a flagship project for developing a strong position in the New York merchant power market." Alff added that, "Wawayanda will complement our existing power assets on Long Island, allowing us to operate and optimize our projects as an integrated system, selling power primarily into the New York City metropolitan area."

     The Wawayanda Energy Center will use advanced technology power generation equipment supplied by Siemens-Westinghouse. With two 501F series combustion turbines in combined-cycle with a single steam turbine, the project represents a highly efficient and environmentally responsible design. The facility will exclusively use clean, natural gas and will be equipped with advanced emissions control technology.

     Calpine currently has ownership interests in 152 megawatts of New York power generating assets located in Stony Brook, Bethpage and at Kennedy International Airport on Long Island, and at Lockport in western New York State.

     According to Alff, "These earlier projects, developed under the Public Utilities Regulatory Policies Act (PURPA), give us a strong, core asset base in the high-value New York market. As a merchant project, Wawayanda will fit well with these assets as a combined system, and represents the next step in the evolution of bringing the benefits of competition to consumers."

     Calpine will manage all aspects of project development for the Wawayanda Energy Center, including engineering and design, construction, fuel supply and power marketing. The project will be located on a 20-acre site close to an existing New York Power Authority 345kv transmission line.

     Based in San Jose, Calif., Calpine Corporation is the leading U.S. independent power company dedicated to providing customers with reliable and competitively priced electricity. Calpine is the nation's largest producer of renewable geothermal energy and is focused on clean, efficient combined-cycle natural gas-fired generation. Nationally, Calpine currently has a combined interest in approximately 17,000 megawatts of electric generating capacity in operation, under construction or announced development in 20 states across the country-representing the largest power development program in the U.S. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations, (iii) cost estimates are preliminary and actual cost may be higher than estimated, (iv) the assurance that the Company will develop additional


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plants,  (v) a  competitor's  development of a lower-cost  generating  gas-fired power plant or (vi) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.


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EXHIBIT 99.3

                                             NEWS RELEASE Contact:  408/995-5115
                                     Public  Relations:  Katherine  Potter,X1168
                                         Investor Relations: Rick Barraza, X1125


                      Dramatic Growth At Calpine Continues

      Recent Newsletter's Interpretation of Financial Results is Incorrect

     SAN JOSE, Calif.--(BUSINESS WIRE)--March 27, 2000--Calpine Corporation [NYSE:CPN], one of the nation's fastest growing power companies, reported today that recently announced projects put the company ahead of schedule to achieve its current growth objectives. In spite of this progress, an independent newsletter issued March 24, 2000 portrayed Calpine's financial position in an inaccurate and misleading fashion.

     "Calpine is a leader in the U.S. power industry. Our current project portfolio includes 70 projects in operation, construction or development, totaling approximately 17,000 megawatts. This is an enormous program that will continue to grow and provide significant long-term value as we move toward our goal of having over 25,000 megawatts in operation by the end of 2004," stated Calpine Chairman, President and CEO Peter Cartwright. "Our current operating portfolio continues to perform ahead of our expectations, and we expect to exceed the current First Call consensus for earnings per share in 2000 of $2.26--31% higher than 1999 results," continued Cartwright.

     "I want to assure our investors of the quality of our reported earnings, and toward that end we make the following observations," added Cartwright.

     Calpine currently has 26 power plants under construction or in announced development, compared to eight plants at the beginning of 1999. With this growth in the development program, the company incurred $77.6 million in capitalized interest and development costs in 1999, a significant increase from 1998. These costs will continue to increase and be substantial as the development program rolls out. In accordance with generally accepted accounting principles (GAAP), Calpine is required to capitalize interest during construction and development costs until the plant enters commercial operation. At this time, the costs begin to be amortized over the life of the power plant.

     One of Calpine's competitive advantages is the ability to optimize its operating portfolio to enhance long-term value. Recent successes include the restructuring of the Gilroy power sales agreement with Pacific Gas and Electric Company (PG&E). With this amendment, Calpine has the opportunity to earn assured payment streams from PG&E. The project will be available in 2002 for Calpine to market its output into the very attractive northern California power market as part of the company's system of efficient gas-fired and geothermal power facilities. The company is in active discussions to utilize this model to restructure an additional 500 megawatts of generation in northern California. Calpine is also looking to restructure power sales agreements at its other plants across the country.

     Another optimization success is Calpine's restructuring of its investment in the Sumas project. This investment is based on a pre-determined 24.5% pre-tax rate of return. In late 1998, the partnership agreement was amended to provide dividend distributions sooner than forecast. Calpine is using these distributions to invest in the accelerated growth of the development program. The company has fully amortized its investment and recognizes earnings from this project upon the receipt of the quarterly cash distributions.

     The company enhanced its portfolio of low-cost gas resources in the Sacramento Basin with the acquisition of Vintage Petroleum, Inc.'s interest in the Rio Vista Gas Unit. The recognition of earnings from these assets began after the transaction was completed on December 31, 1999.

     In the third quarter of 1999, the company reclassed its recognition of revenue and expenses related to third party sales and purchases of electricity and gas to be consistent with industry practices. This change had no impact to Calpine's net earnings.

     "In structuring each acquisition and development project, we carefully work to maximize the economic value of each asset. All elements of the transactions


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are reviewed with Arthur Andersen, our outside accountants, to insure the proper recognition of earnings in accordance with GAAP,"' said Calpine Executive Vice President and Chief Financial Officer Ann B. Curtis. "We are well on our way toward becoming the premier power company in the U.S. The significant growth that Calpine has achieved during the past year has provided, and will continue to provide, solid financial performance and success in the years to come," added Curtis.

     The company has scheduled a conference call for this morning at 8:30 a.m. Pacific Standard Time. To participate in a listen-only mode, please call (800) 322-9079.

About Calpine

     Calpine Corporation is a leading U.S. power company dedicated to providing customers with reliable and competitively priced electricity. Calpine currently has interests in approximately 17,000 megawatts of capacity in operation, under construction or in announced development in 20 states--enough energy to power approximately 17 million households. Calpine has headquarters in San Jose, Calif., with regional offices in Houston, Texas; Pleasanton, Calif.; and Boston, Mass. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. To learn more about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations (iii) cost estimates are preliminary and actual cost may be higher than estimated, (iv) the assurance that the Company will develop additional plants, (v) a competitor's development of a lower-cost generating gas-fired power plant or (vi) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.


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